EXHIBIT 99.4

VICTORY ELECTRONIC CIGARETTES, INC.

 FINANCIAL STATEMENTS AND
INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

MARCH 31, 2013

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

To the Board of Directors
Victory Electronic Cigarettes, Inc.

We have reviewed the accompanying balance sheet of Victory Electronic Cigarettes, Inc. (the “Company”) as of March 31, 2013, and the related statements of operations and changes in stockholders’ deficit and cash flows for the three months ended March 31, 2013 and 2012. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying March 31, 2013 financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of December 31, 2012, were audited by us, and we expressed an unqualified opinion on them in our report dated February 28, 2013, but we have not performed any auditing procedures since that date.

/s/ Accell Audit & Compliance, P.A.

Tampa, Florida
May 31, 2013

4868 West Gandy Boulevard ● Tampa, Florida 33611 ● 813.440.6380

VICTORY ELECTRONIC CIGARETTES LLC
BALANCE SHEETS

	MARCH 31, 2013	DECEMBER 31, 2012
	(unaudited)	(audited)
ASSETS
Current assets:
Cash	$176,518	$17,438
Accounts receivable	114,957	157,295
Inventory	259,458	287,373
Prepaid inventory	289,893	141,995
Other prepaid expenses	7,789	8,676
Deposit	100,000	-
Employee advances	15,000	-
Total current assets	963,615	612,777

Furniture and equipment, net	7,844	-

Total assets	971,459	612,777

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	33,990	37,853
Deferred revenue	-	17,699
Revolving credit lines	-	20,641
Revolving credit lines	200,000	-
Total current liabilities	233,990	76,193

Deferred compensation	350,003	350,003
Due to related party	1,157,181	703,870
Total liabilities	1,741,174	1,130,066

Commitments and contingencies
Stockholders' deficit:
Members' equity	-	69,311
Common stock, $.001 par value; 500,000 shares
issued and authorized at March 31, 2013	500	-
Additional paid-in capital	68,811	-
Accumulated deficit	(839,026)	(586,600)
Total stockholder's deficit	(769,715)	(517,289)

Total liabilities and stockholders' deficit	$971,459	$612,777

See Accompanying Notes to Financial Statements and Independent Accountants’ Review Report.

VICTORY ELECTRONIC CIGARETTES, INC.
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED

	MARCH 31, 2013	MARCH 31, 2012
	(unaudited)	(unaudited)
Revenues
Internet sales	$531,290	$103,092
Retail and wholesale revenues	359,894	163,251
Other income	30,135	-
Total revenues	921,319	266,343

Cost of Goods Sold	400,372	110,931
Gross profit	520,947	155,412

Operating expenses
Advertising and promotion	330,240	76,640
Personnel costs	132,834	81,150
General and administrative	64,197	8,477
Contract labor	42,106	33,404
Merchant account fees	42,091	92
Professional fees	35,698	-
Office supplies	27,250	5,239
Commissions	22,566	-
Occupancy	19,737	1,884
Travel	16,381	1,745
Insurance	5,962	9,336
Design costs	-	78,317
Total operating expenses	739,062	296,284

Loss from operations	(218,115)	(140,872)

Other expense:
Interest expense	34,311	-

Net loss	$(252,426)	$(140,872)

See Accompanying Notes to Financial Statements and Independent Accountants’ Review Report.

VICTORY ELECTRONIC CIGARETTES, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

			Additional		Total
	Members'	Common	paid-in	Accumulated	stockholders'
	equity	stock	capital	deficit	deficit

BALANCE AT JANUARY 1, 2012	$69,311	$-	$-	$(139,513)	$(70,202)

Net loss	-	-	-	(447,087)	(447,087)

BALANCE AT DECEMBER 31, 2012	69,311	-	-	(586,600)	(517,289)

March 2013 conversion from LLC to corporation	(69,311)	500	68,811	-	-

Net loss	-	-	-	(252,426)	(252,426)

BALANCE AT MARCH 31, 2013	$-	$500	$68,811	$(839,026)	$(769,715)

See Accompanying Notes to Financial Statements and Independent Accountants’ Review Report.

VICTORY ELECTRONIC CIGARETTES, INC.
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED

	MARCH 31, 2013	MARCH 31, 2012
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(252,426)	$(140,872)
Adjustment to reconcile net loss to net
cash flows from operating activities:
Changes in operating assets:
Accounts receivable	42,338	(26,258)
Inventory	27,915	10,624
Prepaid inventory	(147,898)	31,083
Other prepaid expenses	887	-
Deposit	(100,000)	-
Employee advances	(15,000)	-
Accounts payable and accrued expenses	(3,863)	(158)
Deferred revenue	(17,699)	-
Deferred compensation	-	80,358
Due to related party	453,311	61,413
Net change in cash from operating activities	(12,435)	16,190

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of furniture and equipment	(7,844)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Revolving credit lines activity, net	200,000	-

NET CHANGE IN CASH	179,721	16,190
CASH, beginning of period	17,438	6,359
CASH, end of period	$197,159	$22,549

See Accompanying Notes to Financial Statements and Independent Accountants’ Review Report.

VICTORY ELECTRONIC CIGARETTES LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1	BUSINESS ORGANIZATION

Victory Electronic Cigarettes, Inc. (“Victory” or the “Company”) was originally formed in March 2010, pursuant to the provisions of the Florida Limited Liability Company Act.  On March 8, 2013, the Company was converted into a Nevada corporation and changed its name from Victory Electronic Cigarettes, LLC.  The Company was established to import and distribute smokeless electronic cigarettes (“E-Cigarettes”) and their components via the internet and retail outlets.  The Company’s primary operations are based near Atlanta, Georgia.

NOTE 2	SIGNIFICANT ACCOUNT POLICIES

Basis of Presentation
The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements.  Actual results could differ from those estimates.

Concentration of Credit Risk
Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of accounts receivable and prepaid inventory.

Cash is deposited in various financial institutions. At times, amounts on deposit may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.  At March 31, 2013 and December 31, 2012, no deposits were in excess of the federally insured limits.

Revenue Recognition
Revenue is derived from product sales and is recognized upon shipment to the customer.  Returns are accepted, but are not significant to the Company’s overall operations.  Payments received by the Company in advance are recorded as Deferred Revenue until the merchandise has shipped to the customer.

Cost of Goods Sold
The Company recognizes the direct cost of purchasing product for sale, including freight-in and packaging, as cost of goods sold in the accompanying income statement.

Shipping and Handling Costs
Outgoing shipping and handling costs are primarily paid directly by the customer.

Advertising and Promotion
The Company recognizes advertising and promotion costs as incurred.  The amount of advertising and promotion expense recognized for the three months ended March 31, 2013 and March 31, 2012 were approximately $330,000 and $77,000, respectively.

Cash and Cash Equivalents
The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.  At March 31, 2013 and December 31, 2012, the Company had no cash equivalents.

VICTORY ELECTRONIC CIGARETTES LLC
NOTES TO FINANCIAL STATEMENTS

Accounts Receivable
Accounts receivable, primarily from retail customers or third-party internet brokers, are reported at the amount invoiced.  Payment terms vary by customer and may be subject to an early payment discount.

Management reviews accounts receivable on a monthly basis to determine if any receivables are potentially uncollectible.  An overall allowance for doubtful accounts is determined based on a combination of historical experience, length of time outstanding and specific identification.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.  As of March 31, 2013 and December 31, 2012, the Company expects these receivables to be fully collectible and therefore has not estimated an allowance for doubtful accounts for either period.

Inventory
Inventory, which consists of ready for sale disposable e-cigarettes, batteries, cartomizers and other accessories, is carried at the lower of cost or fair market value.  Cost is determined using the first-in, first-out method.

Prepaid Inventory
Prepaid inventory consists of deposits paid for inventory to be manufactured by a third-party overseas supplier or inventory which is in-transit and the Company has not yet received title for the goods.

Property and Equipment
The Company will record property and equipment at historical cost, less accumulated depreciation. Expenditures for additions and improvements over $1,500 that substantially extend the useful life of property and equipment or increase its operating effectiveness are capitalized. Repair and maintenance costs are expensed as incurred. Long-lived assets are reviewed for impairment whenever events or circumstances warrant such a review, at least annually, pursuant to the provisions Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) 360 Property, Plant, and Equipment.  The Company will depreciate the cost of property and equipment over the estimated useful lives of the assets, ranging from two to ten years, using the straight-line method. As of March 31, 2013 and December 31, 2012, the Company had $7,844 and $0, respectively, in furniture and fixtures, which will be depreciated over its estimated life of 5 years.  No depreciation was recorded during the three months ended March 31, 2013 and 2012.

Income Taxes
Prior to the conversion to a corporation, the Company acted as a pass-through entity for tax purposes.  Accordingly, the financial statements do not include a provision for federal income taxes.  The Company’s earnings and losses were included in the previous members’ personal income tax returns and the income tax thereon, if any, was paid by the members.

The Company files income tax returns in the United States and Florida, which are subject to examination by the tax authorities in these jurisdictions, generally for three years after the filing date.

Management has evaluated tax positions in accordance with FASB ASC 740, Income Taxes, and has not identified any tax positions, other than those discussed above, that require disclosure.

Subsequent Events
In accordance with FASB ASC 855, Subsequent Events, the Company evaluated subsequent events through May 31, 2013; the date the financial statements were available for issue.

VICTORY ELECTRONIC CIGARETTES LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 3	REVOLVING CREDIT LINES

The Company maintains a revolving credit line in the form of two Company credit cards with a major financial institution.  The two credit cards have a maximum credit limit of $20,000 and $5,000 and are personally guaranteed by a member of the Company.  The credit cards bear annual rates of interest of 24.24% for cash advances and 17.24% for purchases.  Payments of varying amounts are due monthly.  The Company had a balance due on these credit cards of $0 and approximately $21,000 at March 31, 2013 and December 31, 2012, respectively.

NOTE 4	DEBENTURE

On March 25, 2013, the Company issued a $200,000 debenture, dated January 31, 2013, to evidence an advance of funds in connection to the share exchange agreement (the “Agreement”), as discussed in Note 8, from Teckmine Industries, Inc. (“Teckmine”).  The debenture bears interest at a rate of 12% per annum, calculated and payable monthly. The debenture matures on January 31, 2014, but the Company may repay the principal at any time, subject to a notice requirement.  The debenture is secured by all present and after acquired personal property of the Company and a floating charge over all of the Company’s property.  As further security for repayment of the debenture, the Company and its shareholders entered into a share pledge agreement on March 25, 2013, whereby all shareholders agreed to deliver the issued and outstanding common shares of the Company to Teckmine.  Pursuant to the terms of the Agreement, Teckmine is entitled to hold these shares until the earlier of the following two trigger events: (a) the repayment and performance in full of all repayment obligations under the debenture; or (b) the closing of the Agreement.

NOTE 5	RELATED PARTY TRANSACTIONS

As of March 31, 2013 and December 31, 2012, stockholders or members of the Company had loaned amounts totaling approximately $1,157,000 and $704,000, respectively, including accrued interest of approximately $59,000 and $34,000, respectively, to the Company and are included in Due to Related Party in the accompanying Balance Sheets.  These payables accrue interest at a rate of 12% annually and have no specified maturity date.

Additionally, at March 31, 2013 the Company owed deferred compensation to three members in the amounts of approximately $150,000, $100,000, and $100,000.  The deferred compensation is non-interest bearing and for services rendered during 2012.

NOTE 6	COMMITMENTS AND CONTINGENCIES

During the normal course of business, the Company may be exposed to litigation.  When the Company becomes aware of potential litigation, it evaluates the merits of the case in accordance with FASB ASC 450, Contingencies.  The Company evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome.  If the Company determines than an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals.  Certain insurance policies held by the Company may reduce the cash outflows with respect to an adverse outcome of certain of these litigation matters.

VICTORY ELECTRONIC CIGARETTES LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 7	STOCKHOLDERS’ EQUITY

In March 8, 2013, the Company was converted to a Nevada corporation. Pursuant to the conversion, the Company’s members converted their $69,311 of contributed capital into 500,000 shares of common stock, with a par value of $.001 per share. As a result of this conversion, the Company’s stockholders have common stock and additional paid-in capital of $500 and $68,811, respectively, at March 31, 2013 and $69,311 of members’ deficit as of December 31, 2012.

NOTE 8	SUBSEQUENT EVENT

Share Exchange Agreement
On April 2, 2013, the Company and its shareholders entered into the Agreement with Teckmine.  Pursuant to the terms of the Agreement, Teckmine agreed to exchange all of the issued and outstanding common shares of the Company for 32,500,000 common shares of Teckmine, subject to the satisfaction or waiver of certain conditions discussed below.

The closing of the Agreement is subject to the satisfaction of conditions precedent to closing, including the following:

1.
Teckmine will have closed a private placement financing of common shares for net proceeds of at least $2,000,000, the proceeds of which will result in at least $2,000,000 being available for working capital purposes on a post-closing basis (assuming no amounts from such financing are used to repay any outstanding debentures of the Company or any outstanding convertible notes of Teckmine);

2.	the transaction is approved by the Company’s board of directors and the board of directors of Teckmine;

3.
on the closing date, the Company’s liabilities shall not exceed $100,000 excluding any outstanding debentures, any credit facility against inventory or receivables of the Company, any related party loans and any deferred compensation;

4.
at closing, Teckmine will have no liabilities outstanding, other than payments contemplated to be made pursuant to obligations required under the Agreement, outstanding convertible notes, and reasonable accounting and legal fees incurred in connection with the share exchange transaction;

5.	no material adverse effect will have occurred with the business or assets of the Company or Teckmine since the effective date of the Agreement;

VICTORY ELECTRONIC CIGARETTES LLC
NOTES TO FINANCIAL STATEMENTS

6.	the Company and Teckmine will have received all third-party consents and approvals contemplated by the Agreement;

7.
Teckmine shall have no more than 20,000,000 common shares issued and outstanding as of the closing date (including any common shares to be issued in the concurrent private placement financing, but excluding any common shares issued upon the due conversion or exercise of securities currently outstanding); and

8.	no suit, action or proceeding will be pending or threatened which would prevent the consummation of any of the transactions contemplated by the Agreement.

Due to conditions precedent to closing, including those set out above, and the risk that the conditions precedent will not be satisfied, there is no assurance that the Company will close the Agreement and complete the exchange of all of the issued and outstanding shares of common stock.

The common shares of Teckmine to be issued to the shareholders of the Company upon the closing of the Agreement and the common shares to be issued in the concurrent private placement financing will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and will be issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended.